Supplement to the
Retirement Government Money Market II Portfolio (formerly Retirement Money Market Portfolio)
October 29, 2016
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity Money Market Trust and Fidelity Hereford Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Retirement Government Money Market Portfolio and Retirement Government Money Market II Portfolio (together, the “Acquired Funds”), each a series of Fidelity Money Market Trust, and Fidelity Government Money Market Fund, a series of Fidelity Hereford Street Trust.

Substantially similar to each Acquired Fund, the Fidelity Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of each of Retirement Government Money Market Portfolio and Retirement Government Money Market II Portfolio in exchange for shares of Fidelity Government Money Market Fund (Retail Class) equal in value to the respective net assets of Retirement Government Money Market Portfolio and Retirement Government Money Market II Portfolio. After the exchange, Retirement Government Money Market Portfolio and Retirement Government Money Market II Portfolio will distribute the Fidelity Government Money Market Fund shares to its shareholders pro rata, in liquidation of Retirement Government Money Market Portfolio and Retirement Government Money Market II Portfolio (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about September 22, 2017. The Reorganization is expected to be a tax-free transaction. This means that neither Retirement Government Money Market Portfolio and Retirement Government Money Market II Portfolio nor their shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-800-544-8544.

RMM-SUM-17-01 1.9884066.100	June 7, 2017